UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 28, 2001

eVISION USA.COM, INC.
(Exact name of registrant as specified in its charter)

                                                                      Colorado                                                      0-17637                                                                                 45-0411501
                                                 (State or other jurisdiction of                               (Commission File No.)                                                    (IRS Employer Identification No.)
                                                  incorporation or organization)

                                                                             1888 Sherman Street, Suite 500, Denver, CO                                                                   80203
                                                                             (Address of principal executive offices)                                                                     (Zip Code)

(303) 894-7971
(Registrant's telephone number, including area code)

Item 2.      Acquisition or Disposition of Assets.

        On November 28, 2001, the shareholders of eVision USA.Com, Inc. (“eVision”) approved the sale to Online Credit Limited (“Online Credit”), a subsidiary of Heng Fung Holdings Limited, which is the parent of eVision (formerly Online Credit International Limited “Heng Fung”), of (i) all debt, equity and derivative instruments of eBanker USA.com, Inc. (“eBanker”) owned by eVision, except such instruments owned by eVision’s subsidiary American Fronteer Financial Corporation, (ii) all shares of Global Growth Management Inc., a wholly owned subsidiary of eVision (“Global Growth”), and (iii) 1,050,000 shares of the common stock of Global Med Technologies, Inc., a consolidated subsidiary of eBanker (“Global Med”), all in exchange for: (i) the cancellation of $7,314,316 of debt owed by eVision to Online Credit and (ii) the grant of an option by eBanker, backed by an option hedge agreement between eBanker and Online Credit, to eVision to purchase 543,177 shares, or approximately 50% of Online Credit’s ownership after the proposed transfer described above, approximately 20% of the total outstanding common stock, of the common stock of eBanker that is exercisable at $4.07 per share on or before December 31, 2001, at $4.31 per share on or before December 31, 2002 and at $4.57 per share on or before December 31, 2003, and that will expire on December 31, 2003.

        Values given to the assets being transferred were determined and agreed to by the Board of Directors of eVision and Online Credit and were based on the market values at the time of the agreement in the case of the shares of Global Med and recent transactions in the case of the shares of eBanker and Global Growth.

        The officers and directors of eVision are Fai H. Chan, Robert H. Trapp, Kwok Jen Fong, Jeffrey M. Busch, Robert Jeffers, Jr., Tony T.W. Chan and Gary L. Cook. Other than Robert Jeffers, Jr., all are directors of Global Med. Messrs. Fai H. Chan, Kwok Jen Fong and Tony T.W. Chan are directors of Heng Fung, Mr. Robert Trapp is a former director of Heng Fung, and Mr. Fai H. Chan is the Chairman and Managing Director of Heng Fung. Messrs. Fai H. Chan, Kwok Jen Fong and Robert H. Trapp are directors of eBanker and Messrs. Fai H. Chan, Robert H. Trapp and Gary L. Cook are officers of eBanker.

Item 5.      Other Events.

        On November 28, 2001, the shareholders of eVision approved an amendment to Article I of eVision’s Articles of Incorporation to change the name of eVision from “eVision USA.Com, Inc.” to “eVision International, Inc.”

Item 7.      Financial Statement And Exhibits

(a)	Financial statements of business acquired.

None

(b)	Pro forma financial information.

        Pro forma financial information will be filed by the registrant no later than 60 days after the date that this Current Report on Form 8-K was required to be filed.

        (c)                   Exhibits.

Exhibit 3.1	Articles of Amendment to the Articles of Incorporation.

Exhibit 10.1	Asset Purchase Agreement among Online Credit Limited and eVisionUSA. Com, Inc. dated June 8, 2001 (incorporated by reference to Exhibit 10.1 to the current report on Form 8-K filed by the registrant on July 5, 2001).

Exhibit 10.2	Asset Purchase Agreement Extension between eVision USA.Com, Inc. and Online Credit Limited dated June 26, 2001 (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by the registrant on July 5, 2001).

Exhibit 10.3	Security Agreement between eVision USA.Com, Inc. and Online Credit Limited dated June 27, 2001 (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by the registrant on July 5, 2001).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                               eVISION USA.COM, INC.

Date          December 7, 2001                                                               By: /s/ Tony T. W. Chan
                                                                                                                      Tony T. W. Chan
                                                                                                                      Chief Operating Officer